CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K ("Form 10-K") of China VoIP & Digital Telecom Inc. (the "Company") for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Li Kunwu, Chief Executive
Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Form 10-K fully complies with the requirements of Section
             13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Li Kunwu
                                                     ---------------------------
                                                     Li Kunwu
                                                     Chief Executive Officer, Chief Financial Officer

                        March 31, 2009